UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2012

REXAHN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

15245 Shady Grove Road, Suite 455, Rockville, MD 20850

(Address of principal executive offices and zip code)

(240) 268-5300

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Item 1.01 Entry Into a Material Definitive Agreement.

On November 27, 2012, Rexahn Pharmaceuticals, Inc. (“Rexahn”) and Teva Pharmaceutical Industries Limited, a limited liability company organized under the laws of Israel (“Teva”), entered into a second amendment (“Second Amendment”) to the Research and Exclusive License Option Agreement, dated June 26, 2009, as amended (the “RELO Agreement”). Pursuant to the terms of the Second Amendment, Teva has agreed (i) to provide Rexahn with an additional $926,000 of research funding in Rexahn’s development of RX-3117, an anti-cancer compound for which Rexahn owns the U.S. patent, and (ii) to conduct additional research and development work for RX-3117 on Rexahn’s behalf pursuant to the terms of a second amendment to the Services Agreement, dated February 4, 2010, as amended (the “Services Agreement”). The Second Amendment also gives Teva the right to file the investigational new drug (the “IND”) application for RX-3117 with the U.S. Food and Drug Administration, as well as any other regulatory filings required before or associated with the IND filing.

A copy of to the Second Amendment is filed as Exhibit 10.1 to this current report on Form 8-K, the contents of which are incorporated herein by reference.

Item 8.01 Other Events.

Teva and Rexahn agreed that Teva will exercise the option to purchase $750,000 of Rexahn’s common stock at 120% of closing market share price on or around December 7, 2012, one day prior to the expected closing date. This will constitute the third and final closing agreed to in the Securities Purchase Agreement, dated June 26, 2009, as amended with Teva (the “Purchase agreement”) for the purpose of supporting the research and development program for the compound RX-3117.

The shares of Rexahn common stock to be purchased by Teva pursuant the Purchase Agreement will be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(2) thereof, as a transaction to an accredited investor not involving a public offering. Pursuant to the Purchase Agreement, Rexahn granted Teva certain piggyback registration rights with respect to the shares of Rexahn common stock it purchases pursuant to the Purchase Agreement, which Teva may exercise in the future.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed herewith.

Exhibit	Description

10.1	Amendment No. 2 to the Research and Exclusive License Option Agreement, dated November 27, 2012, by and between Rexahn Pharmaceuticals, Inc. and Teva Pharmaceutical Industries Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.

Dated: November 27, 2012

/s/ Chang H. Ahn
Chang H. Ahn
Chairman and Chief Executive Officer